UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               November 26, 2013

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
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Diamond Hill Investment Group, Inc. announced the appointment of
Chris Bingaman as President of Diamond Hill Capital Management, Inc., Lisa Wesolek as Chief Operating Officer of Diamond Hill Capital Management, Inc., and Ric Dillon as Vice Chairman of the Diamond Hill Investment Group, Inc. Board effective January 1, 2014, as described in the Registrant's press release dated November 26, 2013, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
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Exhibit No.  Document
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99.1         Press release issued by the Registrant dated November 26, 2013.




                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: November 26, 2013                         By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary